Exhibit 99.1

MARTIN MARIETTA TO COMBINE WITH LHOIST NORTH AMERICA

IN $13.5 BILLION TRANSACTION

•	Becomes Nation’s Leading Lime and Limestone Franchise with Industry-Leading Margins, Long-Lived Reserves and Broad Exposure to Critical Infrastructure and Industrial End Markets

•	Advances SOAR 2030 Strategic Objective to Expand Specialties Platform with Attractive “Aggregates-Like” Characteristics

•	Transaction Expected to be Accretive[1] to Earnings and Margins in the First Year Following Closing

•	Martin Marietta to Host Investor Call Today at 8:30 a.m. Eastern Time

Raleigh, N.C. (June 29, 2026) – Martin Marietta Materials, Inc. (NYSE: MLM) (Martin Marietta or the Company) today announced that it has entered into a definitive agreement to combine with Lhoist North America, Inc. (Lhoist North America or LNA), a subsidiary of Lhoist Group, for $13.5 billion in cash and shares of Martin Marietta common stock. The transaction is expected to be completed in the second half of 2026, subject to regulatory approvals.

Lhoist North America is a leading producer of hi-calcium lime, dolomitic lime and industrial mineral products, serving a diversified set of end markets such as domestic steel manufacturing, infrastructure and heavy nonresidential construction, environmental and agricultural applications. In addition, its products are critical inputs supporting reindustrialization and related development across North America.

LNA operates a network of 20 quarries and production facilities and 45 distribution terminals, generating $1.8 billion in gross sales and $786 million of Adjusted EBITDA2 for the twelve months ended December 31, 2025. LNA is anchored by more than 2 billion tons of high-quality limestone reserves, strategically positioned in high-growth, Sun Belt metropolitan corridors. This reserve base of over 200 years of useful life represents one of the most significant and strategically advantaged limestone positions in North America.

Ward Nye, Chair, President and CEO of Martin Marietta, stated, "This transaction represents another transformational milestone for Martin Marietta and directly advances our SOAR 2030 objective to expand our complementary, upstream Specialties segment in lime and other industrial minerals. It builds on our core quarrying competency, expands our geographic footprint and immediately establishes Martin Marietta as the leading national producer of lime solutions. As the United States continues to invest in infrastructure, advanced manufacturing, energy development and industrial expansion, demand for high-quality lime products is expected to remain resilient for decades to come.

1 Excluding one-time transaction costs and purchase accounting impacts.

2 Non-GAAP financial measure. See “Important Note about Combined and Non-GAAP Financial Measures” for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

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“With long-lived limestone reserves, a complementary distribution network, and an attractive financial profile, the LNA business strengthens our portfolio, enhances our ability to serve both new and existing customers, and deepens our role in providing the critical materials necessary to build our nation’s infrastructure, manufacturing and industrial base. Importantly, it reinforces our ability to deliver consistent, through-cycle performance and long-term value creation.”

Baron Berghmans, Chairman of Lhoist Group, said, "For more than a century, our family has built Lhoist into a global leader by safeguarding world-class limestone reserves and serving our customers with discipline, quality and care. In Martin Marietta, we have found a partner who shares these values, honors the legacy we have carefully built and ensures it will endure for generations to come.”

Compelling Strategic and Financial Rationale

The combination of Martin Marietta and LNA will position Martin Marietta as the clear leader in lime and specialty mineral products, supported by a compelling set of strategic and financial drivers:

•	Irreplicable upstream materials platform supported by significant reserve scarcity value and positioned for through-cycle, profitable growth. The addition of more than 200 years of high-quality limestone reserves, together with combined mining expertise, enhances our strategic optionality and positions us to maximize the value of an extensive portfolio of hi-calcium, dolomitic lime and industrial mineral products.

•	Highly complementary footprint in key Southeast and Southwest geographies. LNA’s assets are located across key Sun Belt metropolitan areas, complementing the high-growth corridors that are central to Martin Marietta's long-term growth strategy. The transaction will deepen the Company's presence in Texas and the Southeast and enhance its ability to serve new and existing customers through the combined distribution terminal network.

•	Provides a differentiated product offering and attractive exposure to high-growth end markets. The combination of Martin Marietta and LNA establishes a differentiated portfolio of aggregates, lime and specialty product solutions, enhancing our ability to serve large-scale and complex infrastructure and industrial mega-projects, including highways, data centers, semiconductor fabrication and LNG facilities.

•	Accretive to margins and earnings per share with multiple levers for value creation and substantial cash flow generation. Martin Marietta expects to realize approximately $85 million in annual run-rate cost synergies, with additional potential upside from commercial and operational opportunities. The transaction is expected to be accretive[3] to earnings and margins in the first full year following close.

3 Excluding one-time transaction costs and purchase accounting impacts.

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Transaction Details and Approvals

The transaction values LNA at an enterprise value of approximately $13.5 billion, implying a multiple of approximately 15x Adjusted EBITDA4 for the twelve months ended December 31, 2025, including run-rate cost synergies. Consideration will consist of $7.0 billion in cash (subject to customary adjustments) and shares of Martin Marietta common stock valued at $6.5 billion based on the volume-weighted average price per share over the 15 consecutive trading days prior to signing. Upon closing, the Berghmans family is expected to own approximately 15% of Martin Marietta on a fully diluted basis and will have the right to appoint one director and one observer to Martin Marietta’s Board of Directors. Martin Marietta expects its Combined Net Leverage5 ratio to be approximately 3.7x at closing with a target of reducing this ratio to below 2.5x within 24 months of closing through strong free cash flow generation.

The transaction is expected to close in the second half of 2026 subject to receipt of required regulatory approvals.

Advisors

Goldman Sachs & Co. LLC (GS) is serving as exclusive financial advisor to Martin Marietta and GS' affiliates, Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC provided fully committed debt financing. Cravath, Swaine & Moore LLP and Bredin Prat are serving as legal advisors.

BNP Paribas S.A., JPMorgan Chase & Co. and Rothschild & Co. are serving as financial advisors to Lhoist Group, and Latham & Watkins LLP is serving as legal advisor.

Conference Call Information

Registrations for the conference call at 8:30 a.m. Eastern Time can be made at www.martinmarietta.com. Upon registration, a link to join the call and dial-in details will be made available.

The conference call may also be accessed by dialing +1 (646) 307-1963 and using conference ID 1612819. Please dial-in at least 15 minutes in advance to ensure a timely connection. An on-demand replay will be available on the Company’s website approximately two hours following the conclusion of the live broadcast and will be available for one year.

4 Non-GAAP financial measure. See “Important Note about Combined and Non-GAAP Financial Measures” for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

5 Non-GAAP financial measure. A reconciliation for Combined Net Leverage is not available without unreasonable effort due to difficulty in forecasting and quantifying the individual impacts of various purchase accounting adjustments and acquisition, divestiture and integration-related expenses, as well as comparable GAAP measures and related adjustments that would be necessary for such a reconciliation.

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About Martin Marietta

Martin Marietta, a member of the S&P 500 Index, is an American-based company and a leading supplier of aggregates and other building materials. Through a network of operations spanning 29 states, Canada and The Bahamas, dedicated Martin Marietta teams supply the resources necessary for building the solid foundations on which our communities thrive. Martin Marietta’s Specialties business provides high-purity magnesia and dolomitic lime products used worldwide in environmental, industrial, agricultural and other specialty applications. Upon completion of the LNA combination, Martin Marietta expects to become the nation’s leading producer of lime and limestone solutions. For more information, visit www.martinmarietta.com or www.magnesiaspecialties.com.

About Lhoist Group

Lhoist is a privately held Belgian industrial company and a global leader in lime, dolomitic lime and mineral solutions. Founded in Belgium in 1889 and owned by the Berghmans family, descendants of the founder, the Group operates across more than 20 countries and serves customers in a wide range of industrial, environmental, construction and agricultural applications. Since its first U.S. investment in 1981, Lhoist has built Lhoist North America into the region’s leading platforms through a combination of acquisitions, greenfield developments and sustained industrial investment. For more information, visit www.lhoist.com.

Investor Contact:

Jacklyn Rooker

Vice President, Investor Relations

+1 (919) 510-4736

Jacklyn.Rooker@martinmarietta.com

MLM-G.

This press release contains forward-looking statements under the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These statements include: the expected timing for completing the transaction; benefits of the transaction including increased profitability, synergies and advancement of SOAR 2030 priorities; the expected financing of the transaction, including the impact on estimated Combined Net Leverage; and costs and other anticipated financial impacts of the transaction. These statements involve risks and uncertainties and are based on assumptions that the Company believes are reasonable, but which may differ materially from actual results, including, among others, risks and uncertainties relating to the timing of consummation of the transaction; the risk that the conditions to closing of the transaction may not be satisfied, or that the closing of the transaction does not occur; the risk that any regulatory approval required to complete the transaction is not obtained, or is obtained subject to conditions that are not anticipated or that the Company is not obligated to accept; the diversion of management time on transaction-related issues; global economic conditions; adverse industry conditions; and potential business uncertainty, including changes to existing business relationships during the pendency of the transaction that could affect financial performance. These statements reflect the Company’s current expectations or forecasts of future events. You can identify these statements because they do not relate only to historical or current facts and may use words such as “guidance”, “anticipate”, “may”, “expect”, “should”, “believe”, “will”, and other words of similar meaning in connection with future events or future performance. Any or all of the Company’s forward-looking statements herein and in other publications may prove to be incorrect.

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Statements regarding the LNA combination contain forward-looking statements that are based on current expectations and assumptions and are subject to risks and uncertainties. Actual results may differ materially from those expressed or implied due to various factors including, but not limited to: Martin Marietta’s expected Combined Net Leverage at closing and long-term leverage targets, transaction costs, integration challenges, market conditions, and other risks described in the Company’s Securities and Exchange Commission filings.

A further list and description of risks, uncertainties and other matters can be found in Martin Marietta’s Annual Report on Form 10-K for the year ended December 31, 2025 and in Martin Marietta’s subsequent reports on Form 10-Q, including the sections thereof captioned “Other Matters” and “Item 1A. Risk Factors”, and in Martin Marietta’s subsequent reports on Form 8-K. Except as required by law, Martin Marietta does not undertake any obligation to publicly update any forward-looking statements whether as a result of new information, future events, changed circumstances or otherwise.

Important Note about Combined and Non-GAAP Financial Measures

The financial information for the combined businesses of Martin Marietta and Lhoist North America is based on management’s estimates, assumptions and projections and has not been prepared in accordance with the applicable requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. This information is provided for illustrative purposes only and should not be considered in isolation from, or as a substitute for, the financial statements of Martin Marietta or Lhoist North America. These measures do not reflect what the combined company’s financial condition or results of operations would have been had the proposed transaction occurred on or prior to the dates indicated. Various factors could cause actual future results to differ materially from those currently estimated by management, including, but not limited to, the risks described above.

This material contains financial measures that are not prepared in accordance with United States generally accepted accounting principles (GAAP) such as Adjusted EBITDA and Combined Net Leverage. Management believes these non-GAAP measures are commonly used by investors to evaluate the Company’s performance and, when read in conjunction with the Company’s consolidated financial statements, present a useful tool to evaluate the Company’s ongoing business performance from period to period and anticipated performance. Additionally, these are some of the factors the Company uses in internal evaluations of the overall performance of its businesses. Management acknowledges that many factors impact reported results, and the adjustments in these non-GAAP measures do not account for all such factors. Furthermore, these non-GAAP measures may not be comparable to similarly titled measures used by other companies. This material includes forward-looking non-GAAP measures for which a reconciliation is not available without unreasonable effort due to the inherent difficulty in forecasting and quantifying the comparable GAAP measures and the applicable adjustments and other amounts that would be necessary for such a reconciliation.

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Adjusted EBITDA

Adjusted EBITDA is defined as earnings before interest; income taxes; depreciation, depletion and amortization; group overhead allocation; and other.

Combined Net Leverage

Combined Net Leverage reflects MLM’s estimated consolidated debt less unrestricted cash at year-end 2026, divided by the sum of 2026G Adjusted EBITDA at the midpoint of MLM’s guidance as of April 30, 2026, plus contributions from Lhoist North America inclusive of run-rate cost synergies and New Frontier Materials giving effect as if each of those transactions closed on January 1, 2026. The acquisition of New Frontier Materials was completed on May 15, 2026.

Lhoist North America, Inc.

Non-GAAP Financial Measures

Reconciliation of 2025 Net Income to 2025 Adjusted EBITDA

2025A
(Dollars in Millions)
Net income	$516
Add back:
Interest expense, net of interest income	39
Income tax expense	129
Depreciation, depletion and amortization expense	76
Group overhead allocation	31
Other	(5)
Adjusted EBITDA	$786

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